UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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ENCORE CAPITAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 20, 2019. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: April 22, 2019 Date: Time: 8:00AM EST Location: JW Marriott Essex House, 160 Central Park South, New York , New York 10019 ENCORE CAPITAL GROUP, INC. ENCORE CAPITAL GROUP, INC. 350 CAMINO DE LA REINA SUITE 100 SAN DIEGO, CA 92108 Annual Meeting April 22, 2019 June 20, 2019 June 20, 2019 8:00 AM EST JW Marriott Essex House 160 Central Park South New York, New York 10019 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How To Vote Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 1. Notice & Proxy Statement 2. Annual Report 3. Form 10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 06, 2019 to facilitate timely delivery.

Voting items 0000418412_3 R1.0.1.18 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Michael P. Monaco 02 Ashwini (Ash) Gupta 03 Wendy G. Hannam 04 Laura Newman Olle 05 Francis E. Quinlan 06 Norman R. Sorensen 07 Richard J. Srednicki 08 Richard P. Stovsky 09 Ashish Masih The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2 Non-binding vote to approve the compensation of the Company's named executive officers. 3 Ratification of selection of BDO USA, LLP as independent registered public accounting firm for the fiscal year 2019. 4 Amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 75,000,000. NOTE: This Proxy, when properly executed will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the above-listed nominees, FOR (in a non-binding vote) PROPOSAL 2, FOR PROPOSAL 3 and FOR PROPOSAL 4. This proxy also confers discretionary authority to vote on such other matters as may come before the annual meeting. The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at such meeting or at any adjournment or postponement thereo